U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 14, 2007 (April 16, 2007)
AMERICAN POST TENSION, INC.
(Exact name of registrant as specified in charter)

Delaware (State or other of jurisdiction incorporation)	0-50090 (Commission File Number)	13-3926203 (I.R.S. Employer Identification No.)

1179 Center Point Drive, Henderson, NV (Address of principal executive office)	89074 (Zip Code)
Registrant’s telephone number, including area code: (702) 565-7866
Magic Communications, Inc.
Former Name or Former Address, if Changed Since Last Report
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Statement
          On October 31, 2007, we filed a Current Report on Form 8-K to report a change in our certifying accountant. That Current Report did not include as an exhibit a letter from our prior certifying accountant to the effect that our prior certifying accountant had reviewed that Current Report and agreed with the statements contained therein, as we were not able to obtain such a letter. This Amendment No. 1 to the original Current Report includes, as Exhibit 16, a copy of such a letter from our prior certifying accountant.
          Item 4.01. Changes in Registrant’s Certifying Accountant.
          On April 16, 2007, the board of directors of Magic Communications, Inc. approved a change in our independent registered public accounting firm for the fiscal year ended December 31, 2006 from Sherb & Co., LLP to Tinter Scheifley Tang, LLC. On May 21, 2007, we entered into an engagement agreement with Tinter Scheifley Tang, LLC to audit our financial statements as of December 31, 2006, and on October 10, 2006 we entered into an engagement agreement with Tinter Scheifley Tang, LLC to audit our financial statements as of December 31, 2005.
          Sherb & Co., LLP’s report on our financial statements dated March 22, 2007 for the past two fiscal years ended December 31, 2006 and 2005 did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, except that Sherb & Co., LLP expressed in its report dated March 22, 2007 substantial doubt about our ability to continue as a going concern. During the fiscal years ended December 31, 2005 and 2006 and in the subsequent interim period through May 20, 2007, there were no disagreements with Sherb & Co., LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Sherb & Co., LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its report. During the fiscal years ended December 31, 2005 and 2006 and in the subsequent interim period through May 20, 2007, there were no reportable events as defined in Item 304 (a)(1)(v) of SEC Regulation S-K.
          During the fiscal years ended December 31, 2005 and 2006 and in the subsequent interim period through May 20, 2007, neither we nor anyone on our behalf consulted Tinter Scheifley Tang, LLC regarding the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on our financial statements, or any matter that was either the subject of a disagreement (as described above), as there were no such disagreements, with Sherb & Co., LLP, or a reportable event (as defined in Item 304 (a)(1)(v) of SEC Regulation S-K).
          Sherb & Co., LLP was provided a copy of the foregoing disclosures and was requested to furnish a letter addressed to the United States Securities and Exchange Commission stating whether or not it agrees with the above disclosures. A copy of the letter furnished pursuant to that request is filed as Exhibit 16.1 to this Amendment No. 1 to our previously-filed Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
          (d) Exhibits.

16.1	Letter from Sherb & Co., LLP regarding change in certifying accountant.

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 to Current Report to be signed on its behalf by the undersigned hereto duly authorized.

American Post Tension, Inc. (f/k/a Magic Communications, inc.
Date: December 14, 2007	By:	/s/ Edward Hohman
		Name:	Edward Hohman
Chairman and Chief Executive Officer

Exhibit Index

Exhibit
No.	Description

16.1	Letter from Sherb & Co., LLP regarding change in certifying accountant.